EXHIBIT 10.9
                                   EXHIBIT "A"

                       ASSIGNMENT AND ASSUMPTION OF LEASE

      THIS ASSIGNMENT AND ASSUMPTION OF LEASE ("Assignment") is made as of the 21st day of April , 1998, between ATLANTIS PLASTICS, INC., a Florida corporation and the successor by merger to ATLANTIS GROUP, INC., a Delaware corporation (hereinafter "Assignor") and TRIVEST II, INC., a Florida corporation (hereinafter "Assignee").

                                   WITNESSETH:

      WHEREAS, Assignor is the lessee under the terms of that certain Standard Office Lease dated December 30, 1993 by between SPP Real Estate (Grand Bay) Inc. (successor in interest to Colony GBP Partners, L.P.), as Lessor ("Lessor") and Atlantis Group, Inc., a Delaware corporation, as Lessee ("Lessee");

      WHEREAS, the Lease is for certain premises located in GRAND BAY PLAZA at 2665 South Bayshore Drive, Coconut Grove, Florida, 33133, more particularly known as Suite 800 containing 13,138 rentable square feet (the "Premises").

      WHEREAS, effective January 1, 1998 ("Effective Date") Assignor desires to assign to Assignee its interest as lessee under the Lease and Assignee desires to assume such interest;

      NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

      1. PARAGRAPH 1. Effective January 1, 1998 Assignor herewith assigns over to Assignee all of Assignor's leasehold estate in the Lease and all other right, title, and interest of Assignor under or by virtue of the Lease, including but not limited to any security deposit being held by Lessor pursuant to the Lease. Assignor hereby agrees to indemnify and hold harmless Assignee against all loss, liability, costs or expenses (including attorneys' fees and paralegals' fees, whether at trial or on appeal) arising out of Assignor's failure to perform any of the Lessee's obligations under the Lease arising prior to the Effective Date of this Assignment.

      1. PARAGRAPH 2. Assignor represents and warrants to Assignee that the rent is current and has received no notice that any rent or other moneys are due the Landlord as of this date.

      2. PARAGRAPH 3. Assignor represents to Assignee that the Lease is in full force and effect; that Assignor is the owner of all the lessee's interest in the Lease, which interest is free and clear of liens and encumbrances of any person claiming by, through, or under Assignor; and that Assignor has full power and authority to make the present assignment.

      3. PARAGRAPH 4. Assignee acknowledges receipt of a copy of the Lease and effective as of the Effective Date. Assignee hereby assumes the obligations of Assignor under the Lease and agrees to perform all of the Lessee's obligations under the Lease, which shall occur or accrue commencing on or subsequent to the Effective Date. Assignee agrees to indemnify and hold Assignor harmless against all loss, liability, costs or expenses (including attorneys' fees and paralegals's fees whether at trial or on appeal) as a result of Assignee's failure to perform such obligations in accordance with the terms of the lease.

          ***Paragraphs 5 and 6 have been removed from the contract***

      7. PARAGRAPH 7. Assignee agrees to pay any and all out-of-pocket expenses incurred by Landlord in connection with this Assignment, including reasonable attorneys' fees and expenses, no later than fifteen (15) days after written request for payment of the same from Landlord.

      8. PARAGRAPH 8. Assignor and Assignee each represent and warrant to the other that they have not consulted, dealt or negotiated with any real estate broker, salesman or agent other than N/A ("Broker") regarding this Assignment. All commissions owed to Broker shall be paid by N/A . Each party agrees to indemnify and hold harmless the other from and against any and all loss and liability, including costs and reasonable attorneys' fees, arising out the breach of any of its covenants, representations or warranties set forth in the Paragraph 8.

   IN WITNESS WHEREOF, the parties have set their hands and seals as of this 21st day of April , 1998.

WITNESSES:                                Assignor:
                                          ATLANTIS PLASTICS, INC., a
                                          Florida corporation

                                          --------------------------------------

-------------------------------           By:
Print Name: MARILYN D. KAUFFNER              -----------------------------------

                                          Name: PETER W. KLEIN
-------------------------------
Print Name: MARIA C. CALLEJAS             Title: VICE PRESIDENT

WITNESSES:                                Assignee:
                                          TRIVEST II, INC. a Florida
                                          corporation

                                          --------------------------------------

-------------------------------           By:
Print Name: MARILYN D. KAUFFNER              -----------------------------------

                                          Name: B. JAY ANDERSON
-----------------------------
Print Name: MARIA C. CALLEJAS             Title: VICE PRESIDENT

                               LANDLORD'S CONSENT

      SPP Real Estate (Grand Bay) Inc., a Delaware corporation, successor in interest to Colony GBP Partners, L.P. ("LANDLORD") hereby consents to that certain Assignment and Assumption of Lease dated December 30, 1993, between ATLANTIS PLASTICS, INC., a Florida corporation and the successor by merger to ATLANTIS GROUP, INC., a Delaware corporation ("ASSIGNOR") and TRIVEST II, INC., a Florida corporation ("ASSIGNEE"), a copy which is attached to this Landlord's Consent as EXHIBIT A (the "ASSIGNMENT"), subject to each of the following terms and conditions:

      1. Landlord hereby consents to the Assignment, including the assignment of the Lease from Assignor to Assignee and to the assumption by Assignee of the tenant's obligations and covenants under that certain Lease dated December 30, 1993, as may be further amended, executed between Landlord and Assignor ("Lease"), including, without limitation the obligation to pay rent, additional rent and any other sums owed to Landlord under the Lease.

      2. In no event shall this Landlord's Consent be construed as a release of Assignor from any of the duties and obligations of the tenant under the Lease, whether arising prior to or after the date of the assignment evidenced by the Assignment, and Assignor is and shall remain fully liable under the Lease.

      3. Nothing contained in this Landlord's consent shall be construed as a waiver by Landlord of any of its rights to consent to any further assignment or subletting of all or any portion of the Lease.

      4. The Assignment constitutes the entire agreement between Assignor and Assignee and there are and no other oral or written agreements between Assignor and Assignee regarding the Lease or premises being assigned to Assignee under the Assignment. No modification or amendment of the Assignment will be made without the prior written consent of Landlord.

      5. Assignee agrees to pay any and all out-of-pocket expenses incurred by Landlord in connection with this Landlord's Consent, including reasonable attorney's fees and expenses, no later than fifteen (15) days after written request for payment of the same Landlord.

      6. Assignor and Assignee each represent and warrant to Landlord that they have not consulted, dealt or negotiate with any real estate broker, salesman or agent other than N/A (the "BROKER") regarding the Assignment. All commissions owed Broker shall be paid by N/A. Each of Assignor and Assignee agree to indemnify and hold harmless Landlord from and against any and all loss and liability, including costs and reasonable attorneys' fees, arising out of the breach of any of their covenant, representations or warranties set forth in the Paragraph 6.

      IN WITNESS WHEREOF, Landlord has executed this Landlord's Consent as of
this 21st day of April   , 1998.

WITNESSES:                          SPP REAL ESTATE (GRAND BAY), INC.

--------------------------          By:
Print Name: ROBIN LNACK                -----------------------------------------

                                    Name: DAVID OSHWOOD
--------------------------
Print Name: A. BARTER               Title: CEO

                       ACCEPTANCE BY ASSIGNOR AND ASSIGNEE

      Assignor and Assignee, by executing this Landlord's Consent, agree to be bound by all the terms and conditions contained in this Landlord's Consent.

WITNESSES:                          Assignor:
                                    ATLANTIS PLASTICS, INC., a Florida
                                    corporation

                                    --------------------------------------------

----------------------------        By:
                                        ----------------------------------------
Print Name:
                                    Name: PETER W. KLEIN
---------------------------

Print Name:                         Title: VICE PRESIDENT

---------------------------

WITNESSES:                          Assignee:
                                    TRIVEST II, INC., a Florida corporation

                                    --------------------------------------------

----------------------------        By:
                                        ----------------------------------------
Print Name:
                                    Name: B. JAY ANDERSON
---------------------------

Print Name:                         Title: VICE PRESIDENT

---------------------------